Exhibit 99.3

1 © 2022, Iovance Biotherapeutics, Inc. © 2022, Iovance Biotherapeutics, Inc. Iovance Investor Event & KOL Roundtable Society for Immunotherapy of Cancer (SITC) Annual Meeting November 10, 2022 1 #SITC22

Agenda

Introduction	– Friedrich Graf Finckenstein, M.D., Chief Medical Officer, Iovance
Presentation Summary C-144-01 Study in Advanced Melanoma	– Amod Sarnaik, M.D., H. Lee Moffitt Cancer Center
KOL Panel Multi-Disciplinary Perspectives on TIL Therapy	– Madan Jagasia, M.D., M.S., M.M.H.C, EVP, Medical Affairs, Iovance (Moderator) – Allison Betof Warner, M.D., Ph.D., Memorial Sloan Kettering Cancer Center – Miguel Perales, M.D., Memorial Sloan Kettering Cancer Center – Martin McCarter, M.D., University of Colorado Cancer Center
Q&A	

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 2

Forward-Looking Statements

Certain matters discussed in this presentation are "forward-looking statements" of Iovance Biotherapeutics, Inc. (hereinafter referred to as the "Company," "we," "us," or "our") within the meaning of the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). All such written or oral statements made in this presentation, other than statements of historical fact, are forward-looking statements and are intended to be covered by the safe harbor for forward-looking statements provided by the PSLRA. Without limiting the foregoing, we may, in some cases, use terms such as "predicts," "believes," "potential," "continue," "estimates," "anticipates," "expects," "plans," "intends," "forecast," "guidance," "outlook," "may," "could," "might," "will," "should" or other words that convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements are based on assumptions and assessments made in light of management's experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this press release are made as of the date of this press release, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are outside of our control, that may cause actual results, levels of activity, performance, achievements and developments to be materially different from those expressed in or implied by these forward-looking statements. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled "Risk Factors" in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and include, but are not limited to, the following substantial known and unknown risks and uncertainties inherent in our business: the effects of the COVID-19 pandemic; risks related to the timing of and our ability to successfully develop, submit, obtain and maintain U.S. Food and Drug Administration ("FDA") or other regulatory authority approval of, or other action with respect to, our product candidates, and our ability to successfully commercialize any product candidates for which we obtain FDA approval; whether clinical trial results from our pivotal studies and cohorts may support registration and approval by the FDA; preliminary and interim clinical results, which may include efficacy and safety results, from ongoing clinical trials or cohorts may not be reflected in the final analyses of our ongoing clinical trials or subgroups within these trials or in other prior trials or cohorts; the risk that enrollment may need to be adjusted for our trials and cohorts within those trials based on FDA and other regulatory agency input; the changing landscape of care for cervical cancer patients may impact our clinical trials in this indication; the risk that we may be required to conduct additional clinical trials or modify ongoing or future clinical trials based on feedback from the FDA or other regulatory authorities; the risk that our interpretation of the results of our clinical trials or communications with the FDA may differ from the interpretation of such results or communications by the FDA (including from the recent pre-BLA meeting with the FDA); the risk that the rolling BLA submission for lifileucel in metastatic melanoma may take longer than expected; the acceptance by the market of our product candidates and their potential reimbursement by payors, if approved; our ability or inability to manufacture our therapies using third party manufacturers or our own facility may adversely affect our potential commercial launch; our manufacturing capacity plans may not be successful; the results of clinical trials with collaborators using different manufacturing processes may not be reflected in our sponsored trials; the risk that unanticipated expenses may decrease our estimated cash balances and forecasts and increase our estimated capital requirements; and other factors, including general economic conditions and regulatory developments, not within our control.

IOVANCE 3
© 2022, Iovance Biotherapeutics, Inc.

Unmet Medical Need for Metastatic Melanoma Therapy

No FDA Approved Treatment Options After Progression on Checkpoint (Anti-PD-1) Therapy and BRAF/MEK inhibitors

325k Annual new cases worldwide[1]

57k Annual deaths worldwide[1]

100k Annual new cases in U.S.[2]

7.7k Annual deaths in U.S.[2]

Available Care:

1L Anti-PD-1 Immunotherapy **21%-33% ORR[4]**

2L BRAF/MEK inhibitors if BRAF mutation +

2L+ Chemotherapy **ORR 4-10%[5]** **mOS ~7-8 months[6]**

Melanoma Drug-Treated Population in 2020[3] Unresectable / Metastatic (US and EU5)



9.7K
8.8K
6.3K
5.3K
4.8K
3.5K
1L
2L
3L
US
EU5

1. Global Cancer Statistics 2020: GLOBOCAN Estimates of Incidence and Mortality Worldwide for 36 Cancers in 185 Countries, CA Cancer J Clin., May 2021
2. https://seer.cancer.gov accessed May 2022
3. Clarivate DRG Disease Landscape (2021)
4. Keytruda USPI accessed Mar 2022
5. Keytruda USPI accessed Mar 2022 (4%) and Weber et al., Lancet Oncol 2015 (ICC 10%)
6. Kirchburger et al., Eur J Cancer 2016 and Goldinger et al., J Clin Oncol 2018

Abbreviations: EU5=France, Germany, Italy, Spain and United Kingdom, 1L=first line therapy, 2L=second line therapy, 3L=third line therapy, ORR, objective response rate; mOS, median overall survival; PD-1, programmed cell death protein-1

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE

4

5 © 2022, Iovance Biotherapeutics, Inc. Amod Sarnaik, M.D. Professor of Cutaneous Oncology and Immunology at H. Lee Moffitt Cancer Center Presenting Author and Lead C - 144 - 01 Investigator • Surgical oncologist in Department of Cutaneous Oncology, Immunology Program and Melanoma Center of Excellence at Moffitt Cancer Center • Professor of Oncology and Surgery at University of South Florida • Primary research interest : Novel immunotherapeutic treatments for melanoma • Clinical interests : Surgical treatment of melanoma and other cutaneous - based skin cancers, sentinel lymph node biopsy techniques, and minimizing surgically - related morbidities • Education : Undergraduate degree from Harvard University and medical degree from University of Michigan School of Medicine • Postgraduate training : University of Cincinnati, OH; Howard Hughes investigational postdoctoral fellowship in molecular genetics; surgical oncology fellowship at Moffitt Cancer Center • >90 publications in peer - reviewed literature

6 © 2022, Iovance Biotherapeutics, Inc. KOL Panelists Multi - Disciplinary Perspectives on TIL Therapy Allison Betof Warner, M.D., Ph.D. Assistant Attending Physician and Melanoma Medical Oncologist, Memorial Sloan Kettering Cancer Center Miguel Perales, M.D. Chief, Adult Bone Marrow Transplant Service, Memorial Sloan Kettering Cancer Center Martin McCarter, M.D. Surgical Director for the Esophageal and Gastric Multidisciplinary Clinic, Vice Chair for Strategy and Program Development Department of Surgery, UCHealth Cancer Care - Anschutz Medical Campus - University of Colorado Cancer Center Medical Oncology Cell Therapy Surgery

7 © 2022, Iovance Biotherapeutics, Inc. 7 Lifileucel TIL Cell Monotherapy in Patients With Advanced Melanoma After Progression on Immune Checkpoint Inhibitors and Targeted Therapy: Pooled Analysis of Consecutive Cohorts (C - 144 - 01 Study) Amod Sarnaik, 1 Karl D. Lewis, 2 Harriet Kluger, 3 Omid Hamid, 4 Eric Whitman, 5 Sajeve Thomas, 6 Martin Wermke, 7 Mike Cusnir, 8 Evidio Domingo - Musibay, 9 Giao Q. Phan, 10 John M. Kirkwood, 11 Jessica C. Hassel, 12 Marlana Orloff, 13 James Larkin, 14 Jeffrey Weber, 15 Andrew J. S. Furness, 14 Nikhil I. Khushalani, 1 Theresa Medina, 2 Friedrich Graf Finckenstein, 16 Madan Jagasia, 16 Parameswaran Hari, 16 Giri Sulur, 16 Wen Shi, 16 Xiao Wu, 16 Jason Chesney 17 1 H. Lee Moffitt Cancer Center, Tampa, FL, USA; 2 University of Colorado Cancer Center Center - Anschutz Medical Campus, Aurora, CO, USA; 3 Yale School of Medicine and Smilow Cancer Center, Yale New Haven Hospital, New Haven, CT, USA; 4 The Angeles Clinic and Research Institute, a Cedars Sinai Affiliate, Los Angeles, CA, USA; 5 Atlantic Health System Cancer Care, Morristown, NJ, USA; 6 Orlando Health Cancer Institute, Orlando, FL, USA; 7 Technical University Dresden – NCT/UCC Early Clinical Trial Unit, Dresden, Germany; 8 Mount Sinai Medical Center, Miami Beach, FL, USA; 9 University of Minnesota, Masonic Cancer Center, Minneapolis, MN, USA; 10 Virginia Commonwealth University, Massey Cancer Center, Richmond, VA, USA; 11 UPMC Hillman Cancer Center, Pittsburgh, PA, USA; 12 Skin Cancer Center, University Hospital Heidelberg, Heidelberg, Germany; 13 Thomas Jefferson University, Sidney Kimmel Cancer Center, Philadelphia, PA, USA; 14 The Royal Marsden Hospital NHS Foundation Trust, London, UK; 15 Laura and Isaac Perlmutter Cancer Center, NYU Langone Medical Center, New York, NY, USA; 16 Iovance Biotherapeutics, Inc., San Carlos, CA, USA; 17 UofL Health – Brown Cancer Center, University of Louisville, Louisville, KY, USA

C-144-01 Phase 2 Study Design

Eligibility and treatment were identical for Cohorts 2 and 4

Phase 2, multicenter study to assess the efficacy and safety of autologous TIL (lifileucel) for treatment of patients with metastatic melanoma (NCT02360579

Patient Population

Unresectable or metastatic melanoma treated with ≥1 prior systemic therapy including a PD-1–blocking antibody and, if BRAF V600 mutation positive, a BRAF inhibitor ± MEK inhibitor

Cohort 1:
Non-cryopreserved TIL product (Gen 1)
N=30

Closed to enrollment

Cohort 2:
Cryopreserved lifileucel (Gen 2)
N=66

Enrollment:
Apr 2017 to Jan 2019

Cohort 4: Pivotal
Cryopreserved lifileucel (Gen 2)
N=75*

Enrollment:
Feb 2019 to Dec 2019

Cohort 3:
TIL re-treatment
N=~10

Key Endpoints

- Primary: ORR (IRC-assessed using RECIST v1.1)
- Secondary: DOR, PFS, OS, TEAE incidence and severity

Key Eligibility Criteria

- ≥1 tumor lesion resectable for TIL generation (≥1.5 cm in diameter) and ≥1 target tumor lesion for response assessment
- Age ≥18 years at time of consent
- ECOG performance status 0–1
- No limit on number of prior therapies

Treatment Regimen

- Lifileucel, a cryopreserved TIL cell therapy product, was used in Cohorts 2 and 4 and manufactured using the same 22-day Gen 2 process
- All patients received NMA-LD, a single lifileucel infusion, and up to 6 doses of high-dose IL-2

Data cutoff date: July 15, 2022

Abbreviations: ORR, objective response rate; DOR, duration of response; PD-1, programmed cell death protein-1; IRC, independent review committee

DOR, duration of response; ECOG, Eastern Cooperative Oncology Group; IL-2, interleukin 2; IRC, Independent Review Committee; NMA-LD, nonmyeloablative lymphodepletion; ORR, objective response rate; OS, overall survival; PD-1, programmed cell death protein 1; RECIST, Response evaluation Criteria in Solid Tumors; TEAE, treatment-emergent adverse events; TIL, tumor-infiltrating lymphocytes.

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 8

9 © 2022, Iovance Biotherapeutics, Inc. 9 Patient Disposition *AEs included: gastrointestinal bleeding, septic shock, and pleural effusion. IL - 2, interleukin 2; TIL, tumor - infiltrating lymphocytes. 153 received lifileucel and analyzed for efficacy (Full Analysis Set) 33 (17.5%) did not receive lifileucel • Progressive disease; n=9 (4.8%) • Lifileucel not available; n=8 (4.2%) • Death; n=5 (2.6%) • Adverse event; n=3* (1.6%) • New anti - cancer treatment; n=2 (1.1%) • Consent withdrawal; n=1 (0.5%) • Withdrawal; n=1 (0.5%) • Other reason; n=4 (2.1%) • Received lifileucel <1 billion cells; n=1 (0.5%) • Lifileucel not meeting product specification; n=2 (1.1%) 156 received lifileucel (Safety Analysis Set) 189 patients enrolled (Tumor Harvest Set) SITC 2022 C - 144 - 01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1 Manufacturing and Infusion • Lifileucel manufactured within specification in 94.7% of patients • Median number of TIL cells infused was 21.1 × 10 9 (range, 1.2 × 10 9 to 99.5 × 10 9 )

SITC 2022 C-144-01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1

Baseline Patient and Disease Characteristics

Cohorts 2 and 4 Heavily Pre-Treated and Mostly Similar; Cohort 4 had both Higher Disease Burden and Elevated LDH

Characteristic	Cohort 2 (n=66)	Cohort 4 (n=87)	Cohort 2+4 (N=153)
Median age (range), years	55.0 (20, 79)	58.0 (25, 74)	**56.0 (20, 79)**
Sex, n (%)			
Male	39 (59.1)	44 (50.6)	**83 (54.2)**
Female	27 (40.9)	43 (49.4)	**70 (45.8)**
Screening ECOG performance status, n (%)			
0	42 (63.6)	62 (71.3)	**104 (68.0)**
1	24 (36.4)	25 (28.7)	**49 (32.0)**
Melanoma subtype,* n (%)			
Cutaneous	39 (59.1)	44 (50.6)	**83 (54.2)**
Mucosal	4 (6.1)	8 (9.2)	**12 (7.8)**
Acral	4 (6.1)	6 (6.9)	**10 (6.5)**
BRAF V600-mutated, n (%)	17 (25.8)	24 (27.6)	**41 (26.8)**
PD-L1 status,† n (%)			
TPS ≥1%	37 (56.1)	39 (44.8)	**76 (49.7)**
TPS <1%	12 (18.2)	20 (23.0)	**32 (20.9)**
Liver and/or brain lesions by IRC, n (%)	28 (42.4)	44 (50.6)	**72 (47.1)**
Median target lesion SOD (range), mm	95.8 (13.5, 271.3)	99.5 (15.7, 552.9)	**97.8 (13.5, 552.9)**

BOR, best overall response; ECOG, Eastern Cooperative Oncology Group; IRC, independent review committee; LDH, lactate dehydrogenase; PD-1, programmed cell death protein 1; PD-L1, programmed death ligand 1; SITC, Society for Immunotherapy of Cancer; SOD, sum of diameters; TIL, tumor-infiltrating lymphocytes; TPS, tumor proportion score; ULN, upper limit of normal.

Characteristic	Cohort 2 (n=66)	Cohort 4 (n=87)	Cohort 2+4 (N=153)
Baseline lesions in ≥3 anatomic sites, n (%)	44 (66.7)	65 (74.7)	**109 (71.2)**
Baseline target and nontarget lesions,‡ n (%)			
>3	43 (65.2)	73 (83.9)	**116 (75.8)**
LDH, n (%)			
≤ULN	39 (59.1)	31 (35.6)	**70 (45.8)**
>1–2 × ULN	19 (28.8)	35 (40.2)	**54 (35.3)**
>2 × ULN	8 (12.1)	21 (24.1)	**29 (19.0)**
Median number of prior therapies (range)	3.0 (1, 9)	3.0 (1, 8)	**3.0 (1, 9)**
Prior therapy			
Median number (range)	3.0 (1, 9)	3.0 (1, 8)	**3.0 (1, 9)**
Anti–CTLA-4, n (%)	53 (80.3)	72 (82.8)	**125 (81.7)**
Anti–PD-1 + anti–CTLA-4 combination, n (%)	34 (51.5)	48 (55.2)	**82 (53.6)**
Primary resistance to anti–PD-1/PD-L1 per SITC criteria,[1] n (%)	52 (78.8)	57 (65.5)	**109 (71.2)**
Median lines of ICI (range)	2.0 (1, 5)	2.0 (1, 7)	**2.0 (1, 7)**
Retreated with ICI, n (%)	48 (72.7)	65 (74.7)	**113 (73.9)**

*47 patients (31%) had melanoma of other subtype (including unknown primary subtype or insufficient information).
†45 patients in the Cohorts 2+4 had missing PD-L1 status.
‡One patient in Cohort 2 had missing data on number of baseline target and nontarget lesions.

1. Kluger HM et al. *J Immunother Cancer.* 2020;8:e000398.

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 10

11 © 2022, Iovance Biotherapeutics, Inc. Patient Treatment Patterns 1L 2L 3L 4L 5L 6L 7L 8L 9L 10L • 17 (11.1%) received only 1 line of prior therapy • 125 (81.7%) received anti – CTLA - 4 • 82 (53.6%) received anti – PD - 1 + anti – CTLA - 4 combination • Median of 2 lines (range, 1 - 7) of ICI - containing therapy • 113 (73.9%) retreated with ICI - containing therapy prior to lifileucel ICI monotherapy ICI combination therapy ICI + targeted therapy Cytokine analogs Targeted therapy Chemotherapy Chemotherapy + cytokine analogs Other Lifileucel regimen The R package networkD3 was used to generate the Sankey plot. ICI, immune checkpoint inhibitors; L, line of therapy. SITC 2022 C - 144 - 01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1 Patients Heavily Pre - Treated (1 - 9 Prior Lines of Therapy)

SITC 2022 C-144-01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1

Safety



Number of AEs
600
550
500
450
400
350
300
250
200
150
100
50
0
Grade
1
2
3
4
5
D0
D14
M1
M2
M3
M4
M5
M6
M7
M8
M9
M10
M11
M12
Time Since Lifileucel Infusion

Non-Hematologic TEAEs in ≥30% of Patients*†

Preferred Term, n (%)	Any Grade	Grade 3/4
Chills	117 (75.0)	8 (5.1)
Pyrexia	81 (51.9)	17 (10.9)
Febrile neutropenia	65 (41.7)	65 (41.7)
Hypophosphatemia	58 (37.2)	41 (26.3)
Hypotension	52 (33.3)	17 (10.9)
Fatigue	51 (32.7)	6 (3.8)
Diarrhea	48 (30.8)	2 (1.3)

Grade 3/4 Hematologic Lab Abnormalities*

Preferred Term, n (%)	Grade 3/4
Leukopenia	156 (100.0)
Lymphopenia	156 (100.0)
Neutropenia	156 (100.0)
Thrombocytopenia	147 (94.2)
Anemia	111 (71.2)

- Median number of IL-2 doses administered was 6
- All patients experienced ≥1 TEAE (any grade); 94.9% experienced ≥1 Grade 3/4 TEAE
- TEAEs were consistent with known safety profiles of NMA-LD and IL-2 and in line with previous reports
- **Incidence of TEAEs decreased rapidly** within the first 2 weeks after lifileucel infusion

*Per CTCAE v4.03; Safety Analysis Set (N=156).
†Grade 5 TEAEs included pneumonia (n=1), acute respiratory failure (n=1), arrhythmia (n=1), and intra-abdominal hemorrhage (n=1).
All occurrences of AEs were counted if a patient experienced a new onset of the same AE at different timepoints. If multiple records were reported on the electronic case report form because of toxicity grade decrease of the same AE that had not resolved, then the event was counted once with the highest grade reported.
15 events were reported after Month 12 (Grade 1, n=7; Grade 2, n=6; Grade 3, n=1; Grade 5, n=1).
AE, adverse event; D, day; IL-2, interleukin 2; M, month; NMA-LD, nonmyeloablative lymphodepletion;
TEAE, treatment-emergent adverse event.

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 12

13 © 2022, Iovance Biotherapeutics, Inc. Objective Response Rate (ORR) • 31.4% IRC - assessed ORR • 91% concordance rate between IRC - and investigator - assessed ORR • Median time from resection to lifileucel infusion was 33 days *Patient did not have acceptable target lesions and had best overall response of non - CR/non - PD per IRC assessment. † Six patients were nonevaluable for response (5 due to early death; 1 due to new anticancer therapy). CR, complete response; IRC, independent review committee; ORR, objective response rate; PD, progressive disease; PR, partial response; SD, stable disease. Cohort 2 (n=66) Cohort 4 (n=87) Cohort 2+4 (N=153) ORR, n (%) 23 (34.8) 25 (28.7) 48 (31.4) (95% CI) (23.5, 47.6) (19.5, 39.4) (24.1, 39.4) Best overall response, n (%) CR 5 (7.6) 4 (4.6) 9 (5.9) PR 18 (27.3) 21 (24.1) 39 (25.5) SD 24 (36.4) 47 (54.0) 71 (46.4) Non - CR/Non - PD* 1 (1.5) 0 1 (0.7) PD 15 (22.7) 12 (13.8) 27 (17.6) Nonevaluable † 3 (4.5) 3 (3.4) 6 (3.9) SITC 2022 C - 144 - 01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1

14 © 2022, Iovance Biotherapeutics, Inc. Tumor Burden Reduction and Best Response to Lifileucel 13 patients in the full analysis set are not included (9 had no post lifileucel target lesion SOD measurements, and 4 had no acc ep table target lesions by IRC). * - 100% change from baseline is presented for CR assessment that includes lymph node lesions. Best Percentage Change From Baseline in Target Lesion SOD (Cohort 2+4) SITC 2022 C - 144 - 01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1 Reduction of Tumor Burden in 79.3% (111/140) of Patients CR, complete response; PD, progressive disease; PR, partial response; SD, stable disease; SOD, sum of diameters.

SITC 2022 C-144-01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1

Univariable and Multivariable Analyses of ORR

Response to Lifileucel Observed Across All Subgroups Analyzed

ORR by Patient and Disease Characteristics

Subgroup	n/N	ORR	95% CI
Overall	48/153	31.4	(24.1, 39.4)
Age Group, years			
<65	39/117	33.3	(24.9, 42.6)
≥65	9/36	25.0	(12.1, 42.2)
Baseline ECOG Performance Status			
0	32/84	38.1	(27.7, 49.3)
≥1	16/69	23.2	(13.9, 34.9)
BRAF Mutation Status			
V600E or V600K Mutated	13/41	31.7	(18.1, 48.1)
Non-Mutated	35/112	31.3	(22.8, 40.7)
PD-L1 Status			
TPS ≥1%	28/76	36.8	(26.1, 48.7)
TPS <1%	11/32	34.4	(18.6, 53.2)
Patients with Baseline Liver Lesions	17/59	28.8	(17.8, 42.1)
Patients with Baseline Liver and/or Brain Lesions	19/72	26.4	(16.7, 38.1)
Baseline Target Lesion Sum of Diameters			
<Median (98 mm)	34/74	45.9	(34.3, 57.9)
≥Median (98 mm)	14/75	18.7	(10.6, 29.3)


0
20
40
60
80
100
ORR (95% CI)

ORR by Disease and Prior Therapy Characteristics

Subgroup	n/N	ORR	95% CI
Baseline LDH			
≤ULN	27/70	38.6	(27.2, 51.0)
>ULN	21/83	25.3	(16.4, 36.0)
>2×ULN	3/29	10.3	(2.2, 27.4)
Prior Lines of Therapy			
1-3	32/99	32.3	(23.3, 42.5)
≥4	16/54	29.6	(18.0, 43.6)
Prior Anti–CTLA-4 Use			
Yes	41/125	32.8	(24.7, 41.8)
No	7/28	25.0	(10.7, 44.9)
Prior Anti–PD-1 + Anti–CTLA-4 Combination Use			
Yes	22/82	26.8	(17.6, 37.8)
No	26/71	36.6	(25.5, 48.9)
Primary Resistance to Prior Anti–PD-1 or PD-L1 by SITC Definition[1]	36/109	33.0	(24.3, 42.7)


0
20
40
60
80
100
ORR (95% CI)

1. Kluger HM et al. *J Immunother Cancer*. 2020;8:e000398.

95% CI is calculated using the Clopper-Pearson Exact test.

Vertical dotted line represents overall ORR (31.4%).

- In adjusted (ECOG PS) multivariable analyses, **LDH** and **target lesion sum of diameters (SOD; tumor mass across locations)** were correlated with ORR (*P*=0.008)
  - Patients with normal LDH and SOD <median had greater odds of response than patients with either (odds ratio (OR): 2.08) or both (OR: 4.42) risk factor(s)
- Higher odds of response with lower tumor burden suggest that early intervention with lifileucel after ICI may maximize benefit

CTLA-4, cytotoxic T lymphocyte-associated protein 4; ECOG, Eastern Cooperative Oncology Group; LDH, lactate dehydrogenase; OR, odds ratio; ORR, objective response rate; PD-1, programmed cell death protein 1; PD-L1, programmed death-ligand 1; PS, performance score; SOD, sum of diameters; TPS, tumor proportion score; ULN, upper limit of normal.

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 15

16 © 2022, Iovance Biotherapeutics, Inc. Time to Response, Duration of Response, and Time on Efficacy Assessment for Confirmed Responders (PR or Better) • Median time from lifileucel infusion to best response was 1.5 months • Responses deepened over time – 7 patients (14.6%) initially assessed as PR were later confirmed CR – 4 patients (8.3%) converted to CR >1 year post - lifileucel infusion; 2 (4.2%) of these 4 patients converted after 2 years – Best response of 10 patients (20.8%) improved from SD to PR • 35.4% of responses ongoing as of data cutoff CR, complete response; PD, progressive disease; PR, partial response; SD, stable disease. SITC 2022 C - 144 - 01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1

17 © 2022, Iovance Biotherapeutics, Inc. Cohort 2 (n=23) Cohort 4 (n=25) Cohort 2+4 (N=48) Median follow - up, months 45.1 33.0 36.5 95% CI (44.2, 51.4) (30.4, 35.2) (34.7, 44.2) Median DOR † , months NR 10.4 NR 95% CI (NR, NR) (4.1, NR) (8.3, NR) Min, max (months) 1.4+, 54.1+ 1.4+, 34.3+ 1.4+, 54.1+ DOR ≥ 12 months, n (%) 15 (65.2) 11 (44.0) 26 (54.2) DOR ≥ 24 months, n (%) 11 (47.8) 9 (36.0) 20 (41.7) Duration of Response* *Patients not experiencing PD or who did not die prior to the time of data cut had their event times censored at the last ade qua te tumor assessment. For patients who received new anticancer therapies, DOR was censored at the date of last tumor response assessment prior to the start of new anticancer th era pies. For patients with PD or death immediately after ≥ 2 consecutive missing tumor assessment visits, DOR was censored at the last adequate tumor assessment prior to the missing tu mor assessments. † Based on Kaplan - Meier estimate. Shaded area indicates 95% CI DOR, duration of response; NR, not reached; PD, progressive disease. SITC 2022 C - 144 - 01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1 Median DOR Not Reached at Median Study Follow Up of 36.5 Months 41.7% of responses continued for ≥ 24 months

18 © 2022, Iovance Biotherapeutics, Inc. Overall Survival by Response at 6 Weeks After Lifileucel Infusion • mOS not reached in a landmark analysis in patients who achieved response at first assessment (6 weeks post - lifileucel infusion) 1. Buyse M, Piedbois P. On the relationship between response to treatment and survival. Stat Med. 1996;15:2797 - 2812. *Based on Kaplan - Meier estimate. NR, not reached; OS, overall survival. Median OS* (months), by response at 6 weeks 1 95% CI Responders NR 30.4, NR Non - responders 10.3 6.8, 13.1 Log - rank p - value <0.0001 SITC 2022 C - 144 - 01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1 mOS Not Reached in Patients Who Achieved Response at First Assessment

19 © 2022, Iovance Biotherapeutics, Inc. Overall Survival *Based on Kaplan - Meier estimate. OS, overall survival. Median OS (95% CI): 13.9 (10.6, 17.8) months Cohort 2 (n=66) Cohort 4 (n=87) Cohort 2+4 (N=153) Median OS*, months 15.6 12.7 13.9 95% CI (11.0, 23.3) (8.3, 17.8) (10.6, 17.8) mOS was 13.9 Months and 12 - Month OS Rate was 54.0% (95% CI: 45.6%, 61.6%) SITC 2022 C - 144 - 01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1

20 © 2022, Iovance Biotherapeutics, Inc. 20 Takeaways

21 © 2022, Iovance Biotherapeutics, Inc. 21 Multi - Disciplinary Perspectives on TIL Therapy • Madan Jagasia, M.D., M.S., M.M.H.C, Executive Vice President, Medical Affairs (Moderator) • Allison Betof Warner, M.D., Ph.D., Assistant Attending Physician at Memorial Sloan Kettering Cancer Center, Melanoma Medical Oncologist, Memorial Sloan Kettering Cancer Center • Miguel Perales, M.D., Chief, Adult Bone Marrow Transplant Service, Memorial Sloan Kettering Cancer Center • Martin McCarter, M.D., Surgical Director for the Esophageal and Gastric Multidisciplinary Clinic, Vice Chair for Strategy and Program Development Department of Surgery, UCHealth Cancer Care - Anschutz Medical Campus - University of Colorado Cancer Center

22 © 2022, Iovance Biotherapeutics, Inc. 22 Q&A

23 © 2022, Iovance Biotherapeutics, Inc. © 2022, Iovance Biotherapeutics, Inc. Thank You